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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 4, 2004

                                EFC BANCORP, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

     Delaware                     1-13605                 36-4193304
-------------------               -------                 ----------
(State or other             (Commission File Number)      (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)



1695 Larkin Avenue, Elgin, Illinois                       60123
-----------------------------------                       -----
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (847) 741-3900
                                                     --------------








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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE
          -----------------------------------------

      The Board of Directors has appointed the following as officers of the Company and its wholly owned subsidiary EFS Bank for fiscal year 2004:

      Chairman: Leo M. Flanagan, Jr.

      Chief Executive Officer: Barrett J. O'Connor

      President, Chief Operating Officer and Treasurer: James J. Kovac

      Chief Financial Officer and Senior Vice President: Eric J. Wedeen

      Corporate Secretary: Ursula Wilson


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

      Exhibit 99.1     Press Release Dated February 4, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          ---------------------------------------------

      On February 4, 2004, EFC Bancorp, Inc. announced its financial results for the quarter and year ended December 31, 2003. The press release announcing financial results for the quarter and year ended December 31, 2003 is filed as
Exhibit 99.1 and incorporated herein by reference.






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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     EFC BANCORP, INC.




Date: February 4, 2004               By: /s/ Eric J. Wedeen
                                         ---------------------------------------
                                         Eric J. Wedeen
                                         Chief Financial Officer and
                                         Senior Vice President